UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022 (August 3, 2022)

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Broadway, 14th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01. Entry Into a Material Definitive Agreement.

Insurance Litigation Settlement Term Sheet

On August 3, 2022, Emerald Holding, Inc. (the “Company”) entered into a settlement term sheet (the “Settlement Term Sheet”) with respect to outstanding litigation brought by the Company against certain underwriters of its 2020 and 2021 event cancellation insurance policies. The Settlement Term Sheet is governed by, and intended to constitute a binding agreement under, California law. Pursuant to the Settlement Term Sheet, the Company and the other parties thereto have agreed to prepare and enter into a definitive settlement agreement (the “Settlement Agreement”), which will supersede the Settlement Term Sheet and substantially incorporate the terms thereof. Following the execution of the Settlement Agreement, the other parties have agreed to pay to the Company a settlement payment of $149,250,000, and the Company has agreed to file a dismissal with prejudice of the litigation proceedings. The parties have also agreed to a mutual release of all claims arising out of or relating to the relevant cancellation insurance policies. The Company expects to receive the settlement payment during the third quarter of 2022.

Item 2.02.  Results of Operations and Financial Condition.

On August 8, 2022, Emerald Holding, Inc. (the “Company”) issued a press release announcing the financial results of the Company for the second quarter ended June 30, 2022. In addition, on August 8, 2022, the Company also made available on its website a presentation detailing results for the second quarter ended June 30, 2022. Copies of the press release and presentation are being furnished as Exhibit 99.1 and 99.2, respectively, attached hereto and are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description
99.1 99.2 104	Press Release of the Company, dated August 8, 2022. Second Quarter 2022 Financial Results Presentation. Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2022		EMERALD HOLDING, INC.

	By:	/s/ Stacey Sayetta
Stacey Sayetta
General Counsel and Corporate Secretary